Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alaska Silver Corp (the “Company”) on Form 10-Q for the quarter ended Sptember 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Christopher “Kit” Marrs, CEO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly represents, in all material respects, the financial condition and results of the operations of the Company.

Date: November 13, 2025
/s/ Christopher “Kit” Marrs
Name: Christopher “Kit” Marrs
Title: CEO